                                                              Exhibit 99(a)(ii)

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 12, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE OR, UNLESS THERETOFORE ACCEPTED FOR EXCHANGE, AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE 40TH BUSINESS DAY AFTER OCTOBER 15, 1998.

                  CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
                             LETTER OF TRANSMITTAL
           TO TENDER SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE

                      THE EXCHANGE AGENT FOR THE OFFER IS:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

              BY MAIL:                  BY HAND:
             2 BROADWAY                2 BROADWAY
      NEW YORK, NEW YORK 10004         19TH FLOOR
           (212) 509-4000       NEW YORK, NEW YORK 10004
                                     (212) 509-4000

     The undersigned acknowledges that he or she has received and reviewed the Offering Circular dated October 15, 1998 (the "Offering Circular") of Cellular Communications of Puerto Rico, Inc. (the "Company" or "CCPR"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer" or the "Offer") to exchange $15.00 principal amount of a new issue of 15% Subordinated Notes Due 2008 (the "Notes") in exchange for each share of its Common Stock, par value $.01 per share (the "Common Stock" or "Shares"), up to 3,500,000 Shares (or such greater or lesser amount that the Company may determine to accept in accordance with the provisions for modifying the Exchange Offer set forth in the Offering Circular.)

     The Company will accept for exchange up to an aggregate of 3,500,000 shares of Common Stock which are properly tendered in the Exchange Offer prior to 5:00 P.M., New York City time, on November 12, 1998, unless extended (the "Expiration Date"). If more than 3,500,000 shares of Common Stock (or such greater or lesser number of Shares as the Company may determine to exchange pursuant to the Offer and in compliance with applicable law, including Rule 13e-4(f)(1)(ii) of the Securities Exchange Act of 1934, as amended) are validly tendered and not properly withdrawn prior to the Expiration Date, Notes will be allocated to tendering stockholders on a pro rata basis based on the number of Shares equal to 3,500,000 (or such greater or lesser number of Shares as the Company may determine to exchange) multiplied by a fraction, the numerator of which is the total number of shares validly tendered by such tendering stockholders and the denominator of which is the total number of the Shares validly tendered by all tendering stockholders. The number of Shares will be rounded up or down as nearly as practicable to result in the tender of whole Shares rather than fractional Shares. Any Shares not accepted by the Company as a result of the allocation described above will be returned promptly to the tendering stockholder. The Company reserves the right to accept all or any portion of the number of shares of Common Stock in excess of 3,500,000 tendered pursuant to the Exchange Offer.

     Notes will be issued in denominations of $15.00 and multiples thereof.

     The Company reserves the right to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean 5:00 P.M., New York City time, on the date on which the Exchange Offer as so extended shall expire. The Company shall notify the Exchange Agent of any extension by oral or written notice and shall make a public announcement thereof prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     If the Company increases or decreases the Exchange Offer Consideration or the amount of Shares sought in the Exchange Offer (except for in an increase in the number of Shares to be accepted of less than 264,080), the Offer will remain open at least ten business days from the date that the Company first publishes, sends or gives notice, by public announcement or otherwise, of such increase or decrease. The Company has no current intention to increase or decrease the Exchange Offer Consideration currently offered or the amount of Shares sought to be purchased.

     The undersigned has checked the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of shares of Common Stock indicated below. Subject to and effective upon the acceptance for exchange of the Common Stock tendered hereby, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such shares of Common Stock as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as agent of the Company) with respect to such Common Stock with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver such Common Stock or transfer ownership of such Common Stock on the account books maintained by The Depository Trust Company ("DTC") and deliver, in any such case, all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Notes to which the undersigned is entitled upon the acceptance by the Company of such Common Stock under the Exchange Offer, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Stock, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Common Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Common Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

     Unless otherwise indicated herein under "Special Issuance and Delivery Instructions" below, please deliver Notes (and, if applicable, substitute certificates for any Common Stock not exchanged) through book entry transfer by causing DTC to transfer such Notes into the DTC account of the undersigned in accordance with DTC's procedures for such transfer. If indicated under "Special Issuance and Delivery Instructions" below, please send Notes in registered form (and, if applicable, substitute certificates for any Common Stock not exchanged) to the undersigned at the address set forth in Special Issuance and Delivery Instructions. The undersigned understands that stockholders who tender Common Stock by book-entry transfer ("Book-Entry Stockholders") may request that any Common Stock not exchanged be returned by crediting such account maintained at the DTC as such Book-Entry Stockholder may designate by making an appropriate entry under "Special Issuance and Delivery Instructions." The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance and Delivery Instructions" to transfer any Common Stock from the name of the registered holder thereof if the Company does not accept for exchange any of the shares of such Common Stock.

     THE UNDERSIGNED, BY COMPLETING THE BOX BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE COMMON STOCK AS SET FORTH IN THE BOX BELOW.

                                PLEASE SIGN HERE
                (TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS)
                           (SEE INSTRUCTIONS 1 AND 3)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
---------------------------------
Area Code and Tel. No.:
--------------------------------------------------------------------------------
Must be signed by registered holder(s) as the name(s) appear(s) on certificate(s) for Common Stock or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
        ------------------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

DTC Account Number:-------------------------------------------------------------

     IMPORTANT: STOCKHOLDERS WHO HOLD THEIR SHARES IN REGISTERED FORM AND NOT IN A BROKERAGE ACCOUNT NORMALLY WILL NOT HAVE A DTC ACCOUNT NUMBER. STOCKHOLDERS WHO DO NOT HAVE A DTC ACCOUNT NUMBER MAY REQUEST THAT NOTES BE ISSUED AND SENT IN REGISTERED FORM BY FILLING OUT THE INFORMATION UNDER "SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS" BELOW.

                              SIGNATURE GUARANTEE

Signature(s) Guaranteed by an Eligible Institution:
----------------------------------------------------------------
(If required by Instruction 3)  (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

Dated:
---------------------------------

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR COMMON STOCK OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter may be used either if certificates for Common Stock are to be forwarded herewith or if tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     Your bank or broker can assist you in completing this form. The Instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Offering Circular and this Letter may be directed to the Exchange Agent or the Company.

     List below the Common Stock to which this Letter relates. If the space provided below is inadequate, the certificate numbers and share amounts should be listed on a separate signed schedule affixed hereto.

 DESCRIPTION OF COMMON STOCK
                                                                               NUMBER OF
              NAME(S) AND ADDRESS(ES)                                           SHARES              NUMBER OF
              OF REGISTERED HOLDER(S)                    CERTIFICATE        REPRESENTED BY           SHARES
             (PLEASE FILL IN, IF BLANK)                  NUMBER(S)*         CERTIFICATE(S)*        TENDERED**

                                                     TOTAL
  * Need not be completed by Book-Entry stockholders (see below).
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire number of shares represented by the Common Stock indicated in the third column.
 SEE INSTRUCTION 2.

[ ] CHECK HERE IF TENDERED SHARES OF COMMON STOCK ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED SHARES OF COMMON STOCK ARE BEING DELIVERED BY BOOK-
    ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:

   DTC Account Number:

   Transaction Code Number:

[ ] CHECK HERE IF TENDERED SHARES OF COMMON STOCK ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

  Name of Registered Owner(s):

  Date of Execution of Notice of Guaranteed Delivery:

  Name of Institution which guaranteed delivery:

  DTC Account Number (if delivered by book-entry transfer):

          ------------------------------------------------------------

                              SPECIAL ISSUANCE AND
                             DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if certificates for shares of Common Stock not exchanged and/or Notes are to be registered in the name of and sent to someone other than the person whose signature appears on the face of this Letter; if shares of Common Stock tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC or if Notes are to be issued in registered form instead of through Book Entry Transfer.

   Issue and mail:
   (check appropriate box(es)):

   [ ] Notes to:
   [ ] Common Stock to:

   Name(s)
   -------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                                   (ZIP CODE)

        Credit unexchanged Common Stock tendered by book-entry transfer to the DTC account set forth below.

   ------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

   ------------------------------------------------------------
                           EMPLOYER IDENTIFICATION OR
                              SOCIAL SECURITY NO.

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if certificates for shares of Common Stock not exchanged and/or Notes registered in the name of the person whose signature appears on the face of this Letter are to be sent to someone other than such person or to such person at an address other than that shown in the box entitled "Description of Common Stock" on the face of this Letter.

   Mail or deliver:
   (check appropriate box(es)):

   [ ] Notes to:
   [ ] Common Stock to:

   Name(s)
   -------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                                   (ZIP CODE)

   ------------------------------------------------------------
                           EMPLOYER IDENTIFICATION OR
                              SOCIAL SECURITY NO.

          ------------------------------------------------------------

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 5)

--------------------------------------------------------------------------------

SUBSTITUTE                       PART I -- Please provide your TIN in the box at      -------------------------------
FORM W-9                         right and certify by signing and dating below.           Social Security Number
DEPARTMENT OF THE                                                                                   OR
TREASURY
INTERNAL REVENUE SERVICE
                                                                                      -------------------------------
PAYER'S REQUEST FOR TAXPAYER                                                          Employer Identification Number
IDENTIFICATION NUMBER ("TIN")                                                      (If awaiting TIN write "Applied For")
                                ----------------------------------------------------------------------------------------
                                 PART II -- For payees NOT subject to backup withholding, see the enclosed Guidelines for
                                 Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
-------------------------------------------------------------------------------------------------------------------------

CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because either (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
Guidelines.)
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATES
REQUIRED TO AVOID BACKUP WITHHOLDING.
-------------------------------------------------------------------------------------------------------------------------
 Signature _____________________________________________________________________________________________
Date ________________

-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
      PART I OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (A) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (B) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 --------------------------------------------------------------------------
                             --------------------------------------------------
                Signatures                                   Date
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER AND CERTIFICATES.

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for book-entry transfer set forth in the Offering Circular under "The Exchange Offer." Certificates for Common Stock, or any book-entry transfer into the Exchange Agent's account at the DTC of Common Stock tendered electronically, as well as a properly completed and duly executed copy of this Letter or a facsimile thereof, an Agent's Message and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth below or (in the case of tenders by book-entry transfer) confirmed to the Exchange Agent on or prior to the Expiration Date. The method of delivery of this Letter, the Common Stock and any other required documents is at the election and risk of the stockholder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If certificates for Common Stock are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

     Stockholders whose shares of Common Stock are not immediately available or who cannot deliver their shares of Common Stock and all other required documents to the Exchange Agent or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their shares of Common Stock pursuant to the guaranteed delivery procedure set forth in the Offering Circular. Pursuant to such procedure: (i) such tender must be made by or through a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States (an "Eligible Institution"); (ii) prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Common Stock and the number of shares of Common Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three Nasdaq National Market ("Nasdaq") trading days after the Expiration Date, this Letter together with the Common Stock and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Common Stock, or a confirmation of a book-entry transfer of such Common Stock into the Exchange Agent's account at a DTC as described above, and this Letter as well as all other documents required by this Letter, must be received by the Exchange Agent within three Nasdaq trading days after the Expiration Date, all as provided in the Offering Circular under "The Exchange Offer -- Guaranteed Delivery."

     See "The Exchange Offer" section of the Offering Circular.

2.  PARTIAL TENDERS AND WITHDRAWALS.

     If less than the number of shares of any Common Stock evidenced by a submitted certificate is to be tendered, the tendering stockholder should fill in the number of shares to be tendered in the box entitled "Number of Shares Tendered." A reissued certificate representing such Common Stock for the number of shares not tendered will be sent to such stockholder, unless otherwise provided in the appropriate box on this Letter, as soon as practicable after the Expiration Date. The entire number of shares of all Common Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Any holder of shares of Common Stock who has tendered such Common Stock may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to 5:00 P.M., New York City time, on November 12, 1998, or, unless such tenders have previously been accepted for exchange, after 5:00 P.M., New York City time, on December 14, 1998. To be effective, a notice of withdrawal must indicate the certificate number or numbers of the shares of Common Stock to which it relates (or, if the tender was by book-entry delivery, information sufficient to enable the Exchange Agent to identify the Common Stock so tendered) and the number of shares represented by such Common Stock and (a) be signed by the holder in the same manner as the original signature in this Letter or (b) be accompanied by evidence satisfactory to the Company that the holder revoking such tender has succeeded to beneficial ownership of such Common Stock. Withdrawals of tenders of shares may not be rescinded, and any shares withdrawn will be deemed not validly tendered thereafter for purposes of the Exchange Offer. However, properly withdrawn shares may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered shares.

3. SIGNATURES ON THIS LETTER, STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Common Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any of the shares of Common Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered shares of Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Common Stock listed and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, Notes are to be issued, or certificates for any untendered principal amount of Common Stock are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separated stock powers are required.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) listed, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s).

     ANY BENEFICIAL OWNER WHOSE SHARES ARE REGISTERED IN THE NAME OF A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE AND WHO WISHES TO TENDER SHARES IN THE EXCHANGE OFFER SHOULD CONTACT SUCH REGISTERED HOLDER TO TENDER THE SHARES ON SUCH BENEFICIAL OWNER'S BEHALF. IF ANY BENEFICIAL OWNER WISHES TO TENDER SHARES HIMSELF, THAT BENEFICIAL OWNER MUST, PRIOR TO COMPLETING AND EXECUTING THE LETTER OF TRANSMITTAL AND, WHERE APPLICABLE, DELIVERING HIS SHARES, EITHER MAKE APPROPRIATE ARRANGEMENTS TO REGISTER OWNERSHIP OF THE SHARES IN SUCH BENEFICIAL OWNER'S NAME OR FOLLOW THE PROCEDURES DESCRIBED IN THE IMMEDIATELY PRECEDING PARAGRAPH, THE TRANSFER OF RECORD OWNERSHIP MAY TAKE A CONSIDERABLE AMOUNT OF TIME.

     If this Letter or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR COMMON STOCK OR SIGNATURES ON STOCK POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE SHARES OF COMMON STOCK ARE TENDERED: (I) BY A REGISTERED HOLDER OF SUCH COMMON STOCK (WHICH TERM, FOR PURPOSES OF THIS LETTER, SHALL INCLUDE ANY PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF COMMON STOCK) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER; OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering stockholders should indicate in the applicable box the name and address to which Notes and/or substitute certificates evidencing Common Stock for the number of shares not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Common Stock not exchanged will be returned by crediting the account at DTC as designated below the box entitled "Description of Common Stock." In addition, stockholders who wish to have their Notes delivered in registered form, instead of through book entry transfer, should so indicate in the appropriate box, entitled "Special Issuance and Delivery Instructions."

5.  TAX IDENTIFICATION NUMBER; SUBSTITUTE FORM W-9.

     Federal income tax law requires that a stockholder whose tendered shares of Common Stock are accepted for exchange must provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the holder's social security or federal employer identification number, and with certain other information, on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify under penalties of perjury, that such number is correct and that the holder (or other payee) is not subject to backup withholding. See "Important Tax Information" below. If a holder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on the Substitute Form W-9 before signing such Form. Failure to furnish the correct TIN on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the holder (or other payee) may be subject to backup withholding of 31%. If the holder has not been issued a TIN and Notes and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for on the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% of all payments thereafter until a TIN is provided to the Exchange Agent.

6.  TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer and sale of Common Stock to it or its order pursuant to the Exchange Offer. If, however, Notes and/or substitute certificates for shares of Common Stock not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Common Stock tendered hereby, or if tendered shares of Common Stock are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer and sale of Common Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering stockholder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering stockholder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any conditions enumerated in the Offering Circular, other than that the Indenture pertaining to the Notes be qualified under the Trust Indenture Act of 1939, which the Company may not waive.

8.  NO CONDITIONAL OFFERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter (or a facsimile thereof), shall waive any right to receive notice of the acceptance of their Common Stock for exchange.

     The Company, Exchange Agent or any other person is not obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR SHARES OF COMMON
STOCK.

     Any stockholder whose shares of Common Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering and completing this Letter, as well as requests for assistance or additional copies of the Offering Circular and this Letter, may be directed to the Exchange Agent at D.F. King & Co., Inc., 77 Water Street, New York, New York 10005.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder surrendering certificates must, unless an exemption applies, provide the Exchange Agent (as payer) with his correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, his TIN is his social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the stockholder (or other payee) may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. In order for an exempt foreign stockholder to avoid backup withholding, that person should complete, sign and submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his exempt status. A Form W-8 can be obtained from the Exchange Agent. Exempt stockholders, other than foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payment made to payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder, the stockholder is required to notify the Exchange Agent of his correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (2) the stockholder is not subject to backup withholding because (1) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The stockholder is required to give the Exchange Agent the TIN, generally the social security number or employer identification number, of the record owner of the certificates. If the certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W -9 for additional guidance on which number to report. If the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% of all payments until a TIN is provided to the Exchange Agent.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                         NUMBER OF--
------------------------------------------------------------

 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the
                                         individuals(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
 8.  Sole proprietorship account         The owner(4)
------------------------------------------------------------
------------------------------------------------------------
                                         GIVE THE EMPLOYER
              FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                         NUMBER OF--
------------------------------------------------------------

 9.  A valid trust, estate, or pension   The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or, an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRON AGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE